UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2016

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27824 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (914) 332-4100
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 20, 2016, SPAR Group, Inc. ("SGRP" or the "Registrant", and together with its subsidiaries, the "SPAR Group" or the "Company"), issued a Press Release announcing the establishment and acquisition of merchandising services businesses in Brazil (the "Release").

The Company recently acquired 100% ownership of SGRP Brasil Participações Ltda. ("SGRP Holdings"), a Brazilian limitada (which is a form of limited liability company), from its affiliate, SPAR Infotech, Inc. (see below), at cost (including approved expenses). SGRP Holdings recently formed and acquired a majority of the stock of SPAR Brasil Serviços de Merchandising e Tecnologia S.A., a Brazilian corporation ("SPAR BSMT").

SGRP Holdings, JK Consultoria Empresarial Ltda.-ME, a Brazilian limitada ("JKC"), and Earth Investments, LLC, a Nevada limited liability company ("EILLC"), entered into a Joint Venture Agreement respecting SPAR BSMT dated and effective as of September 13, 2016 (the "JV Agreement"). See below respecting the ownership and related party status of JKC and EILLC. The JV Agreement (among other things) provided for the NM Acquisition described (and defined) below, provided for the capitalization of and loans to SPAR BSMT to fund the NM Acquisition and its working capital, and established terms for the election of officers and directors and governance of SPAR BSMT. In addition, the JV Agreement provided for the issuance of shares by SPAR BSMT in the necessary amounts to give SGRP Holdings 51%, JKC 39% and EILLC 10% of the outstanding shares of SPAR BSMT's stock. Under the JV Agreement, SPAR BSMT has five directors, three of which are nominated by SGRP Holdings, one of which is nominated by JKC and one of which is nominated by EILLC. The current directors of SPAR BSMT are James R. Segreto (its Chairman), Kori G. Belzer, and Steve Adolph (each as a SPAR nominee), Jonathan Dagues Martins (as the JKC nominee), and  Peter W. Brown (as the EILLC nominee).

SGRP Holdings and SPAR BSMT (the "Purchasers") entered into a Quota Purchase Agreement dated September 13, 2016 (the "NM QPA"), with Interservice Publicidade Sociedade Ltda., a Brazilian limitada, Momentum Promoções Ltda., a Brazilian limitada, and IPG Nederland B.V., a Netherlands company (collectively, the "Sellers"). The Sellers are subsidiaries of The Interpublic Group of Companies, Inc., a Delaware corporation ("Interpublic"), which is a global provider of advertising, media and other business services. The NM QPA provided for the acquisition by the Purchasers from the Sellers (the "NM Acquisition") of all of the equity shares (called "quotas") in New Momentum Ltda., a Brazilian limitada, and New Momentum Serviços Temporários Ltda., a Brazilian limitada (each a "NM Company"), two of Interpublic's "In Store" companies in Brazil. SPAR BSMT acquired 99% of the quotas issued by each NM Company and SGRP Holdings acquired 1% of the quotas issued by each NM Company pursuant to the NM QPA. The closing of the acquisition of the NM Companies was completed with the disbursement of the purchase price to the Sellers on September 19, 2016, effective as of September 13, 2016.

The adjusted purchase price at closing for the NM Companies was R$1,163,263 (approximately US$370,000), which is subject to adjustment (upward or downward) in 90 days if any accrual inaccuracies are discovered. Since the Purchasers acquired equity, the assets and liabilities of the NM Companies were not affected by the change in ownership, and the Purchasers in effect took the business subject to all of its continuing liabilities. However, the Sellers agreed to indemnify the Purchasers and the NM Companies respecting certain liabilities subject to various qualifications and in most cases a cap equal to the purchase price. The Sellers and Interpublic also provided a guaranty to the Purchasers and the NM Companies of the Sellers' obligations under the NM QPA, Transition Agreement and Sublease (as defined below).

Momentum Promoções Ltda., one of the Sellers, also agreed to provide certain transition services and continued use of certain existing office space to SPAR BSMT and each of the NM Companies (collectively, "SPAR Brazil"), pursuant to a Transition Services Agreement dated September 13, 2016 (the "Transition Agreement"), and a Sublease Agreement dated September 13, 2016 (the "Sublease"), respectively. The Sublease has an initial term of 12 months and requires monthly rent and back office support payments of R$205,417 (approximately US$65,700). The Transition Agreement has an initial term ending December 31, 2016, and requires various monthly service payments estimated to be in total R$74,534 (approximately US$23,850).

JKC is owned by Mr. Jonathan Dagues Martins, a Brazilian citizen and resident ("JDM") and his sister, Ms. Karla Dagues Martins, a Brazilian citizen and resident. JDM is the Chief Executive Officer and President of each SPAR Brazil company pursuant to a Management Agreement between JDM and SPAR BSMT dated September 13, 2016. JDM also held equivalent positions with each NM Company prior to their acquisition by the Company. JDM also is a director of SPAR BSMT. Accordingly, JKC and JDM are each a related party in respect of the Company. JKC and SGRP Holdings are parties to separate Loan Agreements with SPAR BSMT dated September 14, 2016, pursuant to which SGRP Holdings loaned R$1,400,000 (approximately US$448,000) and JKC loaned R$453,673 (approximately US$145,175) to SPAR BMST as required by the JV Agreement. JKC funded that loan in part through a loan of R$120,423 (approximately US$38,700) to JKC from SGRP Holdings pursuant to a Loan Agreement between them dated September 14, 2016. Those have five year terms and bear interest at the same rate the Company is charged under its principal corporate credit facility in the USA.

EILLC is owned by Mr. Peter W. Brown, a citizen and resident of the USA ("PWB"). PWB is an officer and employee of the Company's affiliate, SPAR Infotech, Inc., which is owned by SGRP's Chairman, Mr. Robert G. Brown ("Infotech"), and PWB also is the nephew of Mr. Robert G. Brown. PWB also is a director of SPAR BSMT. Accordingly, PWB and EILLC are each a related party in respect of the Company. In consideration of PWB's efforts in finding and pursuing the NM Acquisition, the Company agreed to grant his company, EILLC, a 10% interest in SPAR BSMT, have SGRP Holdings take over and make the initial loans to SPAR BSMT that would otherwise have been required to have been made by EILLC (aggregating R$116,326 or approximately US$37,200), and granted to PWB options to purchase 50,000 shares of SGRP stock at an exercise price of $$0.92 per share. The Company also agreed to reimburse Infotech for PWB's approved expenses.

The NM Acquisition and associated related party transactions were reviewed and approved by the Audit Committee of SGRP's Board of Directors.

A copy of the Release is attached to this Current Report on Form 8-K (including such Release, this "Current Report") as Exhibit 99.1 and is hereby incorporated herein by reference.

Forward Looking Statements

This Current Report contains "forward-looking statements" made by SPAR Group, Inc. ("SGRP", and together with its subsidiaries, the "SPAR Group" or the "Company") and this Current Report has been filed by SGRP with the Securities and Exchange Commission (the "SEC"). There also are "forward looking statements" contained in SGRP's Annual Report on Form 10-K for its fiscal year ended December 31, 2015 (as filed, the "Annual Report"), as filed with the SEC on March 30, 2016, in SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders held on May 19, 2016 (as filed, the "Proxy Statement"), which SGRP filed with the SEC on April 27, 2016, and SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including this Current Report, the Annual Report, the Proxy Statement, and such other reports, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, collectively, "Securities Laws").

The forward-looking statements made by the Company in this Current Report includes (without limitation) any expectations, guidance or other information respecting the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, productivity & efficiency, and earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, improving on the value we already deliver to customers, our growing client base, continuing balance sheet strength, customer contract expansion, growing revenues and becoming profitable through organic growth and acquisitions, attracting new business that will increase SPAR Group's revenues, improving product mix, continuing to maintain or reduce costs and consummating any transactions. The Company's forward-looking statements also include, in particular and without limitation, those made in "Business", "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Annual Report. You can identify forward-looking statements in such information by the Company's use of terms such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue" or similar words or variations or negatives of those words.

You should carefully consider (and not place undue reliance on) the Company's forward-looking statements, risk factors and the other risks, cautions and information made, contained or noted in or incorporated by reference into this Current Report, the Annual Report, the Proxy Statement and the other applicable SEC Reports that could cause the Company's actual performance or condition (including its assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition to differ materially from the performance or condition planned, intended, expected, estimated or otherwise expected by the Company (collectively, "expectations") and described in the information in the Company's forward-looking and other statements, whether express or implied. Although the Company believes them to be reasonable, those expectations involve known and unknown risks, uncertainties and other unpredictable factors (many of which are beyond the Company's control) that could cause those expectations to fail to occur or be realized or such actual performance or condition to be materially and adversely different from the Company's expectations. In addition, new risks and uncertainties arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its expectations will be achieved in whole or in part, that the Company has identified all potential risks, or that the Company can successfully avoid or mitigate such risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

You should carefully review the risk factors described in the Annual Report (See Item 1A – Risk Factors) and any other risks, cautions or information made, contained or noted in or incorporated by reference into this Current Report, the Annual Report, the Proxy Statement or other applicable SEC Report. All forward-looking and other statements or information attributable to the Company or persons acting on its behalf are expressly subject to and qualified by all such risk factors and other risks, cautions and information.

The Company does not intend or promise, and the Company expressly disclaims any obligation, to publicly update or revise any forward-looking statements, risk factors or other risks, cautions or information (in whole or in part), whether as a result of new information, risks or uncertainties, future events or recognition or otherwise, except as and to the extent required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(a)	Exhibits:

99.1	Press Release of the Registrant dated and issued on September 20, 2016, as attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 23, 2016	SPAR Group, Inc.

	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Registrant dated and issued on September 20, 2016, as attached hereto.